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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                April 16, 2002

                        Commission File Number 0-25428


                           MEADOW VALLEY CORPORATION
            (Exact name of registrant as specified in its charter)


               Nevada                               88-0328443
  (State or other jurisdiction of      (I.R.S. Employer Identification Number)
   incorporation or organization)


   4411 South 40th Street, Suite D-11, Phoenix, AZ           85040
      (Address of principal executive offices)            (Zip Code)


                                (602) 437-5400
             (Registrant's telephone number, including area code)
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ITEM 5.     OTHER EVENTS.

     The Company has been advised by Liberty Bond Services, its bonding company, that its aggregate bonding capacity has been reduced from $100 million to $75 million until such time as the Company's working capital improves.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act as of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MEADOW VALLEY CORPORATION
                                                (Registrant)



                                         /s/ Bradley E. Larson
                                         ----------------------------
                                         Bradley E. Larson
                                         President and Chief Executive Officer


Dated:  May 1, 2002